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                                                                     EXHIBIT 1.1

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                        EQUITY CORPORATION INTERNATIONAL



                            (A DELAWARE CORPORATION)



                        7,994,522 SHARES OF COMMON STOCK



                               PURCHASE AGREEMENT





Dated: January ___, 1997


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                        EQUITY CORPORATION INTERNATIONAL

                            (A DELAWARE CORPORATION)

                        7,994,522 SHARES OF COMMON STOCK

                           (PAR VALUE $.01 PER SHARE)

                               PURCHASE AGREEMENT

                                                               January ___, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
ABN AMRO CHICAGO CORPORATION
J.P. MORGAN SECURITIES INC.
RAYMOND JAMES & ASSOCIATES, INC.
    as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
North Tower
World Financial Center
New York, New York  10281


Ladies and Gentlemen:


               Equity Corporation International, a Delaware corporation (the "Company"), and Service Corporation International, a Texas corporation (the "Selling Stockholder"), confirm their respective agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, ABN AMRO Chicago Corporation, J.P. Morgan Securities Inc. and Raymond James & Associates, Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Selling Stockholder and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), together with the Preferred Share Purchase Rights (the "Rights") associated with such shares, set forth in Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,199,178 additional shares of Common Stock, together with the Rights associated with such shares, from the Company to cover over-allotments, if any. The aforesaid 7,994,522 shares of Common Stock and associated Rights (the
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"Initial Securities") to be purchased by the Underwriters and all or any part of the shares of Common Stock and associated Rights subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

        The Company and the Selling Stockholder understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

        The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Commission File No. 333-17873) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and such registration statement has become effective. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, the schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) of the 1933 Act Regulations to register a portion of the Securities is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated January ____, 1997, together with the Term Sheet, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include, if applicable, the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").





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               All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any documents under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which are incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

        SECTION 1.       Representations and Warranties.

               (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

               (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including, if applicable, any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (including, if applicable, any Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                         At the respective times the Registration Statement (including, if applicable, any Rule 462(b) Registration Statement) and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at each Date of Delivery), the Registration Statement (including, if applicable, any Rule 462(b) Registration Statement) and any post-effective amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at each Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the





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        Company will comply with the requirements of Rule 434 and the
        Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto.

                         Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations. If applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii) Incorporated Documents. The documents or portions of documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, as the case may be, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time (and, if any Option Securities are purchased, at each Date of Delivery), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (iv) Financial Statements. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly (A) the financial position of each of the Company and its consolidated subsidiaries and of MLI/The Loftis Corporation ("MLI") and its consolidated subsidiaries and the combined financial position of Byrd Funeral Home, Inc., Byrd-Williams Funeral Home, Inc., Hollis-Thurmond-Hall, Inc., Gray Brown-Service Mortuary and Mickelson Brown-Service Funeral Home, Inc. (the "Acquired Companies") at the dates indicated, (B) the statement of operations, stockholders' equity and cash flows of the





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        Company and its consolidated subsidiaries, MLI and its consolidated subsidiaries and the Acquired Companies for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The summary financial data and the selected financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements of the Company and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

               (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (vi) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (vii) Good Standing of Subsidiaries. Each of the Company's subsidiaries listed on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the





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        jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for 100 shares of common stock, par value $.01 per share, of ECI Services of Ohio, Inc., a Delaware corporation, which are owned by an Ohio licensed funeral director as required by Ohio funeral home ownership regulations and except as otherwise disclosed in the Registration Statement, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and (b) certain other subsidiaries of the Company which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

               (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or as permitted under the terms of this Agreement). The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter or bylaws of the Company or under any agreement to which the Company or any of its subsidiaries is a party or by which it is bound. Except as described in or incorporated by reference as part of the Prospectus, the Company does not have outstanding any options to purchase, or any warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any Common Stock or other securities of the Company or any such warrants, convertible securities or obligations.

               (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.





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               (x)       Authorization and Description of Securities.  The
        Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained or incorporated by reference in the Prospectus; after full payment for these Securities, no holder of the Securities will be subject to personal liability for any debts, liabilities or obligations of the Company by reason of being such a holder; and the issuance of the Securities by the Company is not subject to preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter or bylaws of the Company or under any agreement to which the Company or any of its subsidiaries is a party or by which it is bound.

               (xi) Authorization and Issuance of Rights. The Rights associated with the shares of Common Stock to be purchased by the Underwriters from the Company have been duly authorized and, when the shares of Common Stock with which such Rights are associated are sold and delivered in accordance with this Agreement, will be validly issued in accordance with the terms of the Rights Agreement, dated as of October 13, 1994, as amended as of the date hereof, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), and will conform in all material respects to the description thereof in the Company's registration statement on Form 8-A (File No. 0-24728), as amended, which is incorporated by reference as part of the Prospectus. The Rights associated with the shares of Common Stock to be purchased by the Underwriters from the Selling Stockholder have been duly authorized and validly issued in accordance with the terms of the Rights Agreement and conform in all material respects to the description thereof contained in the Prospectus.

               (xii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or





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        Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

               (xiii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, might reasonably be expected to result in a Material Adverse Effect.

               (xiv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

               (xv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") which have not been so described and filed as required.

               (xvi) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks,





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        service marks, trade names or other intellectual property
        (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would reasonably be expected to render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

               (xvii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, or in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

               (xviii)   Possession of Licenses and Permits.  The Company and
        its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except for such Governmental Licenses which the failure by the Company to possess would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (xix) Title to Property. The Company and its subsidiaries have good and indefeasible title to all real property owned by the Company and the subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of the subsidiaries; and all of





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        the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any subsidiary holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease which might reasonably be expected to materially interfere with the use of such leased or subleased property.

               (xx) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xxi) Environmental Laws. Except as described in the Registration Statement and except for such violations as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance or code or any judicial or administrative interpretation thereof, or any judicial or administrative order, consent, decree or judgment which names the Company or any of its subsidiaries as a party or as being subject thereto, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, except where the failure to have such permits, authorizations and approvals or to comply with their requirements would not, singly or in the aggregate, have a Material Adverse Effect, (C) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect and (D) to the Company's knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of





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        its subsidiaries relating to any Hazardous Materials or the violation of any Environmental Laws which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect. Based on its prior experience with respect to compliance with Environmental Laws as they apply to the business conducted by the Company and its subsidiaries and the properties owned or leased by them, the Company has reasonably concluded that the costs and liabilities associated with compliance with Environmental Laws are not likely to have a Material Adverse Effect.

               (xxii) Taxes. Each of the Company and the Subsidiaries has filed all federal, state and local income, franchise and other tax returns which have been required to be filed and has paid all taxes shown as due thereon. All such returns, as amended if applicable, are complete, accurate and correct in all material respects. Neither the Company nor any of the Subsidiaries has any knowledge of any tax deficiency which might be asserted against it which would have a Material Adverse Effect. The provisions and reserves on the books of the Company in respect of federal, state, local and other taxes for any taxable period as to which the Company's liability for taxes has not been finally determined are, in the opinion of the Company, adequate.

               (xxiii)   Insurance Coverage.  The Company and each Subsidiary
        maintains insurance, which is in full force and effect, of the types and in the amounts customary in the funeral home and cemetery business. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers at a cost that would not have a Material Adverse Effect.

               (xxiv) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

               (b) Representations and Warranties by the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter as of the date hereof, and as of the Closing Time, and agrees with each Underwriter, as follows:

               (i) Accurate Disclosure. To the knowledge of the Selling Stockholder, none of the representations and warranties of the Company contained in Section 1(a) hereof are untrue or incorrect (in the case of representations and warranties that are qualified as to materiality) or are untrue or incorrect in any material respect (in the case of representations and warranties that are not so qualified); authorized representatives of the Selling Stockholder have reviewed and are familiar with the Registration Statement and the Prospectus, and, to the knowledge of the Selling Stockholder, the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus; the Selling Stockholder is not prompted to sell the Securities to be sold by the Selling Stockholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

               (ii) Authorization of Agreements. The Selling Stockholder has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Securities to be sold by the Selling Stockholder and the consummation of the transactions contemplated herein and compliance by the Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties.

               (iii) Good and Valid Title. Investment Capital Corporation, a Texas corporation and an indirect wholly-owned subsidiary of the Selling Stockholder, has and will at the Closing Time have good and valid title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, each of the Underwriters will receive good and valid title to the Securities purchased by it from the Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind (other than any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance that may be imposed by or may arise through or under the Underwriters).

               (iv) Absence of Manipulation. The Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.


               (v) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations hereunder or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

               (vi) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Selling Stockholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or cause any registration statement to be filed under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause
        (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

               (vii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by the Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, will be delivered to the Underwriters at Closing Time pursuant to this Agreement.

               (viii) No Association with NASD. Neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

               (c) Officer's Certificates. Any certificate signed by any officer of the Company or any subsidiary delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by the Selling Stockholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Stockholder to the Underwriters as to the matters covered thereby.

               SECTION 2.         Sale and Delivery to Underwriters; Closing.

               (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, (i) the Selling Stockholder agrees to sell to the Underwriters, severally and not jointly, the number of Initial Securities set forth in Schedule B opposite the name of the Selling Stockholder at the price per share set forth in Schedule C, and (ii) each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Selling Stockholder which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

               (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, severally and not jointly, an option to purchase up to an additional 1,199,178 shares of Common Stock at the price per share set forth in Schedule C. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be less than two nor more than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined (unless the Representatives and the Company otherwise agree). If the option is exercised as to all or any portion of the Option Securities, (i) the Company will sell to the Underwriters, severally and not jointly, the number of Option Securities as to which the option is exercised and (ii) each of the Underwriters, acting severally and not jointly, will purchase that proportion of such Option Securities which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

               (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Vinson & Elkins L.L.P., 2300 First City Tower,

1001 Fannin, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Stockholder, at 10:00 A.M. (Eastern Time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Company and the Selling Stockholder (such time and date of payment and delivery being herein called "Closing Time").

               In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on the Date of Delivery as specified in the notice from the Representatives to the Company.

               Payment shall be made to the Company and the Selling Stockholder in immediately available funds, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose payment has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

               (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern Time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

               SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

               (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) (including, if applicable, any filings necessary pursuant to Rule 424(b) in accordance with the provisions of Rule 434) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

               (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives shall reasonably object.

               (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the judgment of the Representatives or the Company based on the advice of their respective counsel, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading at the time it is delivered to a purchaser, or if it shall be necessary, in the judgment of the Representations or the Company based on the advice of their respective counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

               (f) Blue Sky Qualifications. The Company will use its reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions within the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement (including, if applicable, any Rule 462(b) Registration Statement).

               (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act and take such other actions as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

               (h) Use of Proceeds. The Company will use the net proceeds, if any, received by it from the sale of the Option Securities in the manner specified in the Prospectus under "Use of Proceeds."

               (i) Nasdaq Quotation. The Company will use its reasonable efforts to effect the quotation of the Securities on the Nasdaq National Market and to maintain the quotation of the Securities on the Nasdaq National Market or, in lieu of maintaining the quotation of the Securities on the Nasdaq National Market, to list the Securities on a national securities exchange. The Company will file with the Nasdaq National Market (or any national securities exchange on which the Securities are listed) all documents and notices required by the Nasdaq National Market (or any such national securities exchange) of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market (or that have securities listed on such national securities exchange).

               (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus (the "Lock-Up Period"), the Company will not, without the prior written consent of Merrill Lynch,
        (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Option Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) the issuance of Rights in accordance with the terms of the Rights Agreement and any shares of Common Stock issued by the Company upon the exercise of a Right, (D) any shares of Common Stock issued as payment of any part of the purchase price for funeral homes or cemeteries (or businesses or capital stock of businesses that operate funeral homes or cemeteries) which are acquired by the Company (provided, however, that such shares shall be subject to restrictions that will prohibit the transfer thereof until after expiration of the Lock-Up Period), (E) options to purchase shares of Common Stock granted pursuant to the Company's 1994 Long-Term Incentive Plan (the "Incentive Plan") (provided, however, that such options shall not be exercisable until after the expiration of the Lock-Up Period except upon the termination of the option holder's employment by reason of a disability, death, or qualified retirement of the option holder as provided in the option holder's stock option agreement relating to such options) and (F) restricted shares, restricted stock units, stock unit awards payable in the form of Common Stock or performance shares issued or granted pursuant to the Incentive Plan; provided, however, that (1) in the case of restricted shares, such shares shall be subject to restrictions on transfer or sale which do not lapse until after the expiration of the Lock-Up Period, (2) in the case of restricted stock units or stock unit awards payable in the form of Common Stock, the issuance of shares of Common Stock in respect of such units shall be subject to restrictions which do not lapse until after the expiration of the Lock-Up Period, and (3) in the case of performance shares, such shares shall be subject to provisions to the effect that they may not be earned by or vested in the participant prior to the end of the Lock-Up Period. The Company shall not waive, release or modify any of the restrictions referred to in the immediately preceding sentence without the prior written consent of Merrill Lynch.

               (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

        SECTION 4.       Payment of Expenses.

               (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the reproduction and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market, it being understood, however, that except as provided for in this Section 4(a), Section 4(c), Section 6 and Section 7 hereof, the Underwriters shall not be entitled to reimbursement under the terms hereof for costs and expenses incurred by them incident to this Agreement, including the fees of counsel.

               (b) Expenses of the Selling Stockholder. The Selling Stockholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of its counsel and accountants.

               (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

        SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy (in the case of representations and warranties that are qualified as to materiality) or accuracy in all material respects (in the case of representations and warranties that are not so qualified) of the representations and warranties of the Company and the Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the Company or the Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

               (a) Effectiveness of Registration Statement. The Registration Statement (including, if applicable, any Rule 462(b) Registration Statement) has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives based on the advice of their counsel. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

               (b) Opinions of Counsel for Company. At Closing Time the Representatives shall have received (i) the favorable opinion, dated as of Closing Time, of Andrews & Kurth, L.L.P., counsel for the Company, in form and substance satisfactory to the Representatives based on the advice of their counsel, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A-1 hereto, and (ii) the favorable opinion of Cochran, Rooke & Craft, L.L.P., counsel for the Company, in form and substance satisfactory to the Representatives based on the advice of their counsel, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A-2 hereto.

               (c) Opinion of Counsel for the Selling Stockholder. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., Selling Stockholder's Counsel, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto.

               (d) Opinion of Counsel for Underwriters. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of Vinson & Elkins L.L.P., counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in 1, 4, 7 (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), 8 to 10, inclusive, and the penultimate paragraph of Exhibit A-1 hereto.

               (e) Officers' Certificate. At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct (in the case of representations and warranties that are qualified as to materiality) or are true and correct in all material respects (in the case of representations and warranties that are not so qualified) with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

               (f) Certificate of Selling Stockholder. At Closing Time, the Representatives shall have received a certificate of the Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholder contained in Section

        1(b) hereof are true and correct in all respects (in the case of representations and warranties that are qualified as to materiality) or are true and correct in all material respects (in the case of representations and warranties that are not so qualified) with the same force and effect as though expressly made at and as of Closing Time and
        (ii) the Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

               (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Coopers & Lybrand L.L.P. a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type reasonably requested by the Representatives with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, as of a specified date not more than three calendar days prior to the date of this Agreement.

               (h) Bring-down Comfort Letter. At Closing Time the Representatives shall have received from Coopers & Lybrand L.L.P. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three calendar days prior to Closing Time.

               (i) Inclusion for Quotation. At the Closing Time the Securities shall have been approved for inclusion in the Nasdaq National Market.

               (j) No Objection. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (k) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

               (l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the obligations of the several Underwriters to purchase such Option Securities shall be subject to the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company delivered pursuant to the provisions hereof being true and correct (in the case of representations and warranties that are qualified as to materiality) or true and correct in all material respects (in the case of representations and warranties that are not so qualified) as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives having received:

                         (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                         (ii) Opinions of Counsel for Company. The favorable opinion of Andrews & Kurth, L.L.P., counsel for the Company, and the favorable opinion of Cochran, Rooke & Craft, L.L.P., counsel for the Company, each in form and substance satisfactory to the Representatives based upon the advice of their counsel, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

                         (iii) Opinion of Counsel for Underwriters. The favorable opinion of Vinson & Elkins L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                         (iv) Bring-down Comfort Letter. A letter from Coopers & Lybrand L.L.P., in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three calendar days prior to such Date of Delivery.

        (m) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives based on the advice of their counsel.

        (n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

               SECTION 6.         Indemnification.

               (a) Indemnification of Underwriters. The Company and the Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that subject to Section 6(d) below any such settlement is effected with the written consent of the Company and the Selling Stockholder; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (i) the foregoing indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the 430A Information and the Rule 434

Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (ii) the foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if such person was not sent or given a copy of the Prospectus (as amended or supplemented, if applicable) (in each case exclusive of the documents from which information is incorporated by reference) at or prior to the written confirmation of the sale of such Securities to such person (other than as a result of the failure by the Company to comply with its obligations under Section 3(d) hereof) and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (as amended or supplemented, if applicable). Notwithstanding anything in this Agreement to the contrary, the Selling Stockholder's aggregate liability under this Agreement (including this Section 6(a)) shall be limited to an amount equal to the net proceeds (after deducting the Underwriters' discount but before deducting expenses) received by the Selling Stockholder from the sale of Securities pursuant to this Agreement and shall be subject to the procedures set forth in Section 6(f) below.

               (b) Indemnification of Company, Directors, Officers and the Selling Stockholder. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Selling Stockholder, its directors, and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

               (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 6(b) above, counsel to the indemnified parties shall be selected by the Company and approved by the Selling

Stockholder, which approval shall not be unreasonably withheld. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (d)       Settlement without Consent if Failure to Reimburse.
If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the proposed terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for specified fees and expenses of counsel (the "Requested Expenses"), an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) that is effected without its consent (after satisfaction of each of the conditions set forth in the immediately preceding sentence) if, prior to the date of such settlement, such indemnifying party (i) determines in good faith that the Requested Expenses are not reasonable, reimburses such indemnified party in accordance with such request for the portion of the Requested Expenses it considers to be reasonable and provides written notice to the indemnified party substantiating the fact that the unpaid balance of the Requested Expenses is unreasonable, (ii) determines in good faith that the Requested Expenses are not of a nature required to be paid or reimbursed by the Company under the terms of Section 6(a)(iii) and provides written notice to the indemnified party substantiating such determination or (iii) determines in good faith that the Company is prohibited from reimbursing the Underwriters for the Requested Expenses under mandatory provisions of applicable law (as set forth in express statutory provisions or as interpreted pursuant to controlling legal precedent) and provides written notice to the indemnified party substantiating such determination.

               (e) Cumulative Agreements. The provisions of this Section shall not affect any agreement between the Company and the Selling Stockholder with respect to indemnification.

               (f) Certain Procedures Regarding Enforcement Against Selling Stockholder. In making a claim for indemnification under this Section 6 (other than pursuant to Section 6(a)(iii), as to which the applicable procedures are set forth below in this paragraph (f)) or contribution under
Section 7 against the Company or the Selling Stockholder, the indemnified parties may proceed against either (i) both the Company and the Selling Stockholder or (ii) the Company only, but may not proceed solely against the Selling Stockholder; provided, however, that the indemnified parties may elect to proceed solely against the Seller Stockholder if (i) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code"), (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code and such order remains in effect for 60 consecutive days, (iii) the Company makes an assignment for the benefit of its creditors or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets and such order continues in effect for 60 consecutive days (the events set forth in clauses (i) through (iv) above, inclusive, being referred to herein as the "Company Insolvency Events").

               In the event that the indemnified parties are entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense incurred with respect to a final judgment from a trial court then, as a precondition to any indemnified party obtaining indemnification or contribution from the Selling Stockholder (but not the Company alone), the indemnified parties shall first obtain a final judgment from a trial court that such indemnified parties are entitled to indemnity or contribution with respect to such loss, liability, claim, damage or expense (the "Final Judgment") under the terms of this Agreement and shall seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Final Judgment shall remain unsatisfied in whole or in part 45 days following the date of receipt by the Company of such demand shall any indemnified party have the right to take action to satisfy such Final Judgment by making demand directly on the Selling Stockholder (but only if and to the extent the Company has not already satisfied such Final Judgment, whether by settlement, release or otherwise). The indemnified parties may exercise this right to first seek to obtain payment from the Company and thereafter obtain payment from the Selling Stockholder without regard to the pursuit by any party of its rights to the appeal of such Final Judgment. The indemnified parties shall, however, be relieved of their obligation to first obtain a Final Judgment, seek to obtain payment from the Company with respect to such Final Judgment or, having sought such payment, to wait such 45 days after failure by the Company to immediately satisfy any such Final Judgment if any of the Company Insolvency Events shall have occurred.

               The provisions of this paragraph (f) are not intended to require any indemnified party to obtain a Final Judgment before obtaining reimbursement of expenses pursuant to clause (a)(iii) of this Section 6. However, the indemnified parties shall first seek to obtain such reimbursement in full from the Company by making a written demand upon the Company for such reimbursement. Only in the event such expenses shall remain unreimbursed in whole or in part 45 days following the date of receipt by the Company of such demand shall any indemnified party have the right to receive reimbursement of such expenses from the Selling Stockholder by making written demand directly on the Selling Stockholder (but only if and to the extent the Company has not already satisfied the demand for reimbursement, whether by settlement, release or otherwise). The indemnified parties shall, however, be relieved of their obligation to first seek to obtain such reimbursement in full from the Company or, having made written demand therefor, to wait such 45 days after failure by the Company to immediately reimburse such expenses if any of the Company Insolvency Events shall have occurred.

               Notwithstanding anything to the contrary set forth in this paragraph (f), the foregoing provisions shall not prohibit (i) the delivery by the indemnified parties to the Selling Stockholder of a notice of commencement of any action as required pursuant to pursuant to paragraph (c) above, (ii) the commencement of any action against both the Company and the Selling Stockholder to enforce a claim for indemnification under this Section 6 or contribution under Section 7 (provided, however, that following the commencement of such action, the indemnified parties shall comply in all respects with their obligations under the second and third paragraphs of this paragraph (f) to first seek indemnification or reimbursement of expenses in such action from the Company before making written demand directly on the Selling Stockholder) or (iii) the taking of any other action that is necessary, in the judgment of the Representatives based on the advice of their counsel, to prevent the forfeiture of the right to seek indemnification or contribution against the Selling Stockholder, whether as a result of the application of any period of limitations or repose or any procedural or other rules relating to the joinder of necessary parties or otherwise.

               SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is applicable in accordance with its terms but is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein (whether because indemnification is held to be unenforceable or for any other reason), then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

               The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

               The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

               Notwithstanding the provisions of this Section 7, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and
(ii) the Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the net proceeds (after deducting the Underwriters' discount but before deducting expenses) received by the Selling Stockholder from the sale of Securities pursuant to this Agreement exceeds the aggregate amount the Selling Stockholder has otherwise been required to pay pursuant to Section 6 hereof in respect of the applicable untrue or alleged untrue statement or omission or alleged omission.

               No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

               The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Stockholder with respect to contribution.

               SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of the Securities to the Underwriters.

               SECTION 9.         Termination of Agreement.

               (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock of the Company has been suspended or limited by the Commission or the Nasdaq National Market, or (iv) if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Texas authorities, in each case (with respect to the items referred to in this clause (iv)) the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities.

               (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except as provided in Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

               SECTION 10.        Default by One or More of the Underwriters.
If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

               (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

               No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

               In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase the relevant Option Securities, as the case may be, either the Representatives or the Company and the Selling Stockholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

        SECTION 11.      Default by the Selling Stockholder or the Company.

               (a) If the Selling Stockholder shall fail at Closing Time to sell and deliver the number of Securities which the Selling Stockholder is obligated to sell hereunder, the Company shall have the right, to the extent permitted under the 1933 Act and 1933 Act Regulations, to increase the number of shares of Common Stock, together with associated Rights, to be sold by it hereunder to equal the total number to be sold by the Company and the Selling Stockholder as set forth in Schedule B hereto, in which event the terms "Initial Securities" and "Securities" as used herein shall be deemed to include the additional shares of Common Stock, together with associated Rights, to be
sold by the Company.   If the Selling Stockholder shall fail at Closing Time to
sell and deliver the number of Securities which the Selling Stockholder is obligated to sell hereunder and the Company does not exercise the right granted to it pursuant to the immediately preceding sentence, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company either (i) terminate this Agreement without any liability on the fault of any non-defaulting party, except that the provisions of Sections 4, 6 and 7 shall remain in full force and effect, or (ii) elect to purchase the Securities which the Company has agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve the Selling Stockholder from liability, if any, in respect of such default.

               In the event of a default by the Selling Stockholder as referred to in this Section 11, each of the Representatives and the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

               (b) If the Company shall fail at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 4, 6 and 7 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

               SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at 1221 McKinney, Suite 2700, Houston, Texas 77010, attention of Gregory Pipkin; notices to the Company shall be directed to it at 415 South First Street, Suite 210, Lufkin, Texas 75901-0100, attention of James P. Hunter, III, Chairman, President and Chief Executive Officer; and notices to the Selling Stockholder shall be directed to 1929 Allen Parkway, Houston, Texas 77019, attention of James M. Shelger, Senior Vice President and General Counsel.

               SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

               SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

               SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Stockholder in accordance with its terms.




                                           Very truly yours,

                                           EQUITY CORPORATION
                                           INTERNATIONAL



                                           By
                                             ----------------------------------
                                              Name:  James P. Hunter, III
                                              Title: President and Chief
                                                     Executive Officer

                                           SERVICE CORPORATION
                                             INTERNATIONAL



                                           By
                                             ----------------------------------
                                              Name:
                                              Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED
ABN AMRO CHICAGO CORPORATION
J.P. MORGAN SECURITIES INC.
RAYMOND JAMES & ASSOCIATES, INC.


By: MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED


By:
   ------------------------------
          Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                  Number of
                                                                   Initial
          Name of Underwriter                                     Securities
          -------------------                                     ----------
 Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated . . . . . . . . . . . .
 ABN AMRO Chicago Corporation  . . . . . . . . . . . .
 J.P. Morgan Securities Inc. . . . . . . . . . . . . .
 Raymond James & Associates, Inc.  . . . . . . . . . .            _________





          Total  . . . . . . . . . . . . . . . . . . .            7,994,522
                                                                  =========

                                   SCHEDULE B


                                                 Number of Initial
                                                Securities to be Sold
                                                ----------------------
 Service Corporation International                     7,994,522

      Total  . . . . . . . . . . . . .                 7,994,522
                                                       =========

                                   SCHEDULE C

                              Pricing Information





                 1. The initial public offering price per share for the Securities shall be $____.

                 2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $____, being an amount equal to the initial public offering price per share set forth above less $____ per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                   SCHEDULE D

                          List of persons and entities
                               subject to lock-up



1.   William C. McNamara
2.   Jack D. Rottman
3.   W. Cardon Gerner
4.   Billy C. Wells
5.   Jack T. Hammer
6.   Thomas R. McDade
7.   Kenneth W. Smith
8.   James P. Hunter, III

                                                                     Exhibit A-1



                   FORM OF OPINION OF ANDREWS & KURTH, L.L.P.
                          TO BE DELIVERED PURSUANT TO
                            SECTION 5(b)(i) and 5(l)


                 1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                 2. The Company has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

                 3. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, described in Section 3(j) of the Purchase Agreement). The 3,795,000 shares of Common Stock issued by the Company in its initial public offering in October 1994 (the "Initial Public Offering Shares") and the 4,335,000 shares of Common Stock issued by the Company in its secondary offering in April 1996 (the "Secondary Public Offering Shares") have been duly authorized and validly issued and are fully paid and non-assessable.

                 4. The Option Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable.

                 5. The shares of Common Stock (including the Securities) conform as to legal matters in all material respects to the description thereof in the Company's registration statement on Form 8-A (File No. 0-24728), as amended, which is incorporated by reference in the Prospectus.

                 6. The Rights conform as to legal matters in all material respects to the description thereof in the Company's registration statement on Form 8-A (File No. 0-24728), as amended, which is incorporated by reference in the Prospectus.





                                     A-1-1

                 7. The issuance and sale of the Option Securities by the Company is not subject to preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter or bylaws of the Company or, to our knowledge, under any agreement to which the Company or any of its subsidiaries is a party or by which it is bound.

                 8. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

                 9. The Registration Statement (including, if applicable, any Rule 462(b) Registration Statement) has been declared (or, in the case of any Rule 462(b) Registration Statement, has become) effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefor have been initiated or threatened by the Commission.

                 10. The Registration Statement (including, if applicable, any Rule 462(b) Registration Statement) the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and notes thereto and related schedules and other financial data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                 11. The documents filed pursuant to the 1934 Act or the 1933 Act and incorporated by reference in the Prospectus (other than the financial statements and notes thereto and related schedules and other financial data included therein, as to which no opinion need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

                 12. The form of certificate used to evidence the Common Stock complies in all material respects with Section 158 of the Delaware General Corporation law and with any applicable requirements of the charter and by- laws of the Company.

                 13. To our knowledge, there is not any action, suit, proceeding, inquiry or investigation to which the Company or any Subsidiary is or is threatened to be made a





                                     A-1-2
party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which (a) is required to be disclosed in the Registration Statement and the Prospectus (other than as disclosed therein) or (b) seeks to enjoin or prevent the issuance, sale and delivery of the Option Securities.

                 14.     The information in the Registration Statement under
Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                 15. All descriptions in the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                 16. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various jurisdictions, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery by the Company of the Purchase Agreement or for the offering, issuance or sale by the Company of the Option Securities.

                 17. The execution, delivery and performance by the Company of the Purchase Agreement and the consummation by the Company of the transactions thereunder (including the issuance and sale by the Company of the Option Securities under the Purchase Agreement) do not and will not, whether with or without the giving of notice or lapse of time or both constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument filed as an exhibit to the Registration Statement or the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (other than with respect to covenants or agreements of a financial numerical nature or requiring computation, to which we express no opinion) nor will such action result in any violation of (i) the provisions of the charter or bylaws of the Company or any Subsidiary, (ii) any applicable law, statute, rule or regulation or (iii) any





                                     A-1-3
judgment, order, writ or decree, known to us, of any government, government instrumentality or court which names the Company or any Subsidiary or any of their respective properties or assets as a party or being subject thereto.

                 18. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

                 19. To our knowledge, except as disclosed in the Prospectus, there is no agreement to which the Company and any security holder are parties which gives such security holder the right to require the Company to register under the 1933 Act any securities of the Company, and all rights under any such agreement to require the registration of any securities of the Company in connection with the transactions contemplated by this Agreement have been complied with or waived in accordance with the requirements of the agreements or instruments granting such rights.

                 Nothing has come to our attention that would lead us to believe that the Registration Statement or any post-effective amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and notes thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time such Registration Statement or any such post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and notes thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering the opinion set forth in paragraph 3 above, to the extent that such opinion relates to the due authorization or valid issuance of outstanding shares of Common Stock other than the Initial Public Offering Shares and the Secondary Public Offering Shares, such counsel shall be entitled to state that such counsel has relied on the opinion of Cochran, Rooke & Craft, L.L.P., a copy of which has been furnished to the Representatives.

                 In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be





                                     A-1-4
governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).





                                     A-1-5

                                                                     Exhibit A-2



               FORM OF OPINION OF COCHRAN, ROOKE & CRAFT, L.L.P.
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(b)(2)


                 1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                 2. The shares of issued and outstanding capital stock of the Company (other than the Initial Public Offering Shares and the Secondary Public Offering Shares, as to which we express no opinion) have been duly authorized and validly issued and are fully paid and non-assessable. None of the issued and outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter or bylaws of the Company or, to our knowledge, under any agreement to which the Company or any of its subsidiaries is a party or by which it is bound. The sale of the Securities by the Selling Stockholder is not subject to preemptive or similar rights of any securityholder of the Company arising by operation of law or under the charter or bylaws of the Company or, to our knowledge, arising under any agreement to which the Company or any of its subsidiaries is a party or by which any of them are bound.

                 3. Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement or described in Section 1(a)(vii) of the Purchase Agreement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any





                                     A-2-1

Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

                 4. To our knowledge, there is not any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is or is threatened to be made a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect.

                 5.      The information in the Prospectus under
"Business--Legal Proceedings and Regulatory Matters" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                 6. To our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

                 7. To our knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws and no default by the Company or any Subsidiary exists in the due performance or observance of any obligation, agreement, covenant (other than with respect to covenants of a financial nature requiring computation, as to which we express no opinion) or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, except where such violation or failure to comply would not have a Material Adverse Effect.

                 Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and notes thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time such Registration Statement or any such post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and note thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or





                                     A-2-2
omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).





                                     A-2-3

                                                                       Exhibit B


                FORM OF OPINION OF SELLING STOCKHOLDER'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)


                 1. The Selling Stockholder has the full right, power and authority (A) to enter into the Purchase Agreement and (B) to sell, transfer and deliver the Securities to be sold by the Selling Stockholder under the Purchase Agreement.

                 2. The Purchase Agreement has been duly executed and delivered by the Selling Stockholder.

                 3. The Selling Stockholder is, and immediately prior to Closing Time will be, the sole registered owner of the Securities to be sold by the Selling Stockholder, and to our knowledge, the Selling Stockholder owns such Securities free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Upon consummation of the sale of the Securities to be sold by the Selling Stockholder pursuant to the Purchase Agreement, assuming that the Underwriters purchased such Securities without notice of any "adverse claim" (as defined in Section 8.102 of the Texas Uniform Commercial Code), the Underwriters will have acquired all rights of the Selling Stockholder in such Securities free of any "adverse claim" (as defined in Section 8.102 of the Texas Uniform Commercial Code).

                 4. To our knowledge, the sale of the Securities by the Selling Stockholder is not subject to preemptive or similar rights arising under any agreement to which the Selling Stockholder is a party or by which it is bound.

                 5. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations or as may be required under the securities or blue sky laws of the various jurisdictions, as to which we express no opinion) is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the Purchase Agreement, or in connection with the offer, sale or delivery of the Securities by the Selling Stockholder.

                 6. The execution, delivery and performance by the Selling Stockholder of the Purchase Agreement and the consummation by the Selling Stockholder of the transactions thereunder (including the sale by the Selling Stockholder of the Securities to be sold by the Selling Stockholder) do not and will not, whether with or without the giving of notice or passage of time or both, constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any property or assets of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement known to us to which the Selling Stockholder is a party or by which he may be bound, or to which any of the property or assets of the Selling Stockholder may be subject nor will such action result in any violation of the provisions of any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree which names the Selling Stockholder or any of its properties as a party or as being subject thereto.

                                                                       Exhibit C


       [Form of lock-up from directors, officers or other stockholders pursuant to Section 5(k)]


                          _______________  _____, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
ABN AMRO CHICAGO CORPORATION
J.P. MORGAN SECURITIES INC.
RAYMOND JAMES & ASSOCIATES, INC.
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

           Re:   Proposed Public Offering by Equity Corporation International

Dear Sirs:

                 The undersigned, [a stockholder] [an officer] [a director] of Equity Corporation International, a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), ABN AMRO Chicago Corporation, J.P. Morgan Securities Inc. and Raymond James & Associates, Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and Service Corporation International (the "Selling Stockholder") providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as [a stockholder] [an officer] [a director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or
(ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.




                                       Very truly yours,



                                       Signature:
                                                  -----------------------------

                                       Print Name:
                                                    ---------------------------





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